Exhibit 10.1

AMENDMENT NO. 2

TO

GOVERNANCE AGREEMENT

AMENDMENT NO. 2 TO GOVERNANCE AGREEMENT (this “Amendment”), dated as of May 13, 2008, made among ITC^DeltaCom, Inc., a Delaware corporation (“Parent”), and each person listed on the signature pages hereof under the headings “WCAS Securityholders” and “TCP Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Amended and Restated Governance Agreement, dated as of July 26, 2005, as amended as of July 31, 2007 (the “Agreement”), among Parent, the securityholders of Parent listed on the signature pages thereof and the other parties to such agreement to reflect changes in the capital structure of Parent;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness; Capitalized Terms.

(a) This Amendment shall be effective as of the date hereof.

(b) All capitalized terms used in this Amendment and not defined herein have the meanings ascribed to such terms in the Agreement.

2. Definitions.

(a) The definition of “TCP Fund Holders” set forth in Article I of the Agreement is hereby amended by deleting such definition and substituting in lieu thereof the following definition:

“TCP Fund Holders” means, collectively, Special Value Absolute Return Fund, LLC, Special Value Continuation Partners, LP and their Permitted Transferees.

(b) Article I of the Agreement is hereby amended by adding, in the appropriate alphabetical order, the following definitions, which shall supersede the definitions given to such terms in the preamble of the Agreement:

“TCP” means the TCP Securityholders collectively.

“TCP Securityholders” means the TCP Fund Holders, Massachusetts Mutual Life Insurance Company, MassMutual Participation Investors, MassMutual Corporate Investors, Tower Square Capital Partners, L.P. and each Permitted Transferee of each such Person that agrees in writing to be bound by the terms and conditions of the Agreement.

(c) The definition of “Independent Directors” set forth in Article I of the Agreement is hereby amended by adding the following sentence at the end of such definition:

“For the avoidance of doubt, and in accordance with Section 4.4(c), no TCP Designee and no Director that is an officer, employee, Affiliate or Associate of any TCP Securityholder or Tennenbaum Capital Partners, LLC shall qualify as an Independent Director for purposes of this Agreement.”

3. Board Committees.

(a) Section 4.4(a) of the Agreement is hereby amended by deleting clause (i) of such Section 4.4(a) and substituting in lieu thereof the following new clause (i):

“(i) at least one WCAS Designee or one other Director that is a WCAS Securityholder or that any WCAS Securityholder confirms to the Company in writing is an officer, employee, Affiliate or Associate of W to be appointed to the compensation committee and each other committee of the Board of Directors other than the audit committee and the Committee of Independent Directors and”

(b) Section 4.4(a) of the Agreement is hereby further amended by deleting clause (ii) of such Section 4.4(a) and substituting in lieu thereof the following new clause (ii):

“(ii) one TCP Designee to be appointed to the compensation committee and to the corporate development committee,”

4. Subsidiary Boards of Directors. Section 4.5 of the Agreement is hereby amended by deleting clause (i) of such Section 4.5 and substituting in lieu thereof the following new clause (i):

“(i) one WCAS Designee or one other Director that is a WCAS Securityholder or that any WCAS Securityholder confirms to the Company in writing is an officer, employee, Affiliate or Associate of W,”

5. TCP Securityholder Parties. Each of the undersigned acknowledges and agrees that (a) each Person listed on the signature pages hereof under the heading “TCP Securityholders” is a TCP Securityholder for all purposes of the Agreement, as amended hereby, and upon the effectiveness of this Amendment shall be entitled to the benefits of, and shall be subject to the terms and conditions contained in, this Agreement, as amended hereby, as a TCP Securityholder, and (b) that each of Special Value Absolute Return Fund, LLC and Special Value Continuation Partners, LP is a TCP Fund Holder for all purposes of the Agreement, as amended hereby, and upon the effectiveness of this Amendment shall be entitled to the benefits of, and shall be subject to the terms and conditions contained in, this Agreement, as amended hereby, as a TCP Fund Holder.

6. Ownership.

(a) Each WCAS Securityholder party hereto hereby represents that the WCAS Securityholders beneficially own, collectively, the number of shares of Parent common stock set forth under the heading “WCAS Securityholders” on the signature pages hereof.

(b) Each TCP Securityholder party hereto hereby represents that such TCP Securityholder beneficially owns the number of shares of Parent common stock set forth under the name of such TCP Securityholder on the signature pages hereof.

7. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to principles of conflicts of law.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

PARENT:

ITC^DELTACOM, INC.

By:	/s/ J. Thomas Mullis
Name:	J. Thomas Mullis
Title:	Senior Vice President-Legal and Regulatory

WCAS SECURITYHOLDERS:

WCAS CAPITAL PARTNERS III, L.P.

By:	WCAS CP III Associates L.L.C., General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

By:	WCAS VIII Associates LLC, General Partner

By:	/s/ Jonathan M. Rather
Name:	Jonathan M. Rather
Title:	Managing Member

40,985,343 shares of Parent common stock

TCP SECURITYHOLDERS:

SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Managing Partner

623,648 shares of Parent common stock

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Managing Partner

10,890,069 shares of Parent common stock

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC
Its:	Investment Manager

By:	/s/ Richard E. Spencer II
Name:	Richard E. Spencer II
Title:	Managing Director

1,233,154 shares of Parent common stock

MASSMUTUAL CORPORATE INVESTORS

By:	/s/ Richard E. Spencer II
Name:	Richard E. Spencer II
Title:	Vice President

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust’s assets and property only shall be bound.

178,666 shares of Parent common stock

MASSMUTUAL PARTICIPATION INVESTORS

By:	/s/ Richard E. Spencer II
Name:	Richard E. Spencer II
Title:	Vice President

The foregoing is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust individually, but the Trust’s assets and property only shall be bound.

94,588 shares of Parent common stock

TOWER SQUARE CAPITAL PARTNERS LP

By:	Babson Capital Management LLC
as Investment Manager

By:	/s/ Richard E. Spencer II
Name:	Richard E. Spencer II
Title:	Managing Director

75,295 shares of Parent common stock